UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

Form 8-K
______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): March 3, 2016

Health Insurance Innovations, Inc.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-35811	46-1282634
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

15438 N. Florida Avenue, Suite 201, Tampa, Florida 33613
(Address of Principal Executive Offices) (Zip Code)

(877) 376-5831
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On March 3, 2016, Health Insurance Innovations, Inc. (the "Company") issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2015. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished in this Item 2.02, including Exhibit 99.1, is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section. This information will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description

99.1	Press Release, dated March 3, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Health Insurance Innovations, Inc.

Date: March 3, 2016	By:	/s/ Angela P. Bryant
Name: Angela P. Bryant
Title: Senior Vice President, General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Release dated March 3, 2016